UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21700
Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2007

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

Yield

Growth

Quality

2007 2nd Quarter Report

May 31, 2007

...Steady Wins™

TYN
LISTED
NYSE

Company at a Glance
Tortoise North American Energy Corp. is a non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise North America achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are more than 60 energy RITs.
About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.
Tortoise North America Investment Features
Tortoise North America seeks to provide stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. Tortoise North America offers investors the opportunity to receive an attractive dividend return with a low return correlation to stocks and bonds.
Additional features of Tortoise North America include:
•     One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience;
•     The ability to access investment grade credit markets to enhance the dividend rate; and
•     U.S. income tax credit for taxes withheld in Canada.

July 12, 2007
Dear Fellow Stockholders,
Thank you for your investment in Tortoise North American Energy Corp. (Tortoise North America).
Performance Review
For the six month period ended May 31, 2007, an investment in Tortoise North America returned 23.6 percent based on market value, including the reinvestment of dividends. On May 14, 2007, we declared a quarterly dividend of $0.36 per share and reported an expected foreign tax credit of $0.05 per share. This is a 9 percent increase over the dividend paid in the same quarter of the prior year, and a 2.9 percent increase over the dividend paid in the prior quarter. This equates to an annualized cash dividend of $1.44 or a yield of 5.4 percent compared to a $1.64 pre-tax equivalent or 6.1 percent yield including the foreign source tax credit. This incremental yield, inclusive of the tax credit, illustrates the attractive tax-advantaged feature of Tortoise North America.
Market Outlook
As of May 31, 2007, 44.5 percent of our investment portfolio was invested in Canadian royalty and income trusts, and 7.1 percent in other was invested in other foreign investments. The remaining portfolio was in U.S. Master Limited Partnerships and other U.S. energy infrastructure investments.
Canadian Royalty and Income Trusts
On June 22, 2007, the Canadian government enacted the much awaited law that taxes income and royalty trusts at the corporate income tax rate of 35 percent. The new tax rate becomes effective in January 2011. We have re-evaluated our strategy in light of the expected tax, deployed assets accordingly, and remain convinced that our integrated North American infrastructure investment thesis is intact. Subsequent to the initial proposal announced on Oct. 31, 2006 by the Canadian Minister of Finance to tax trusts, 20 Canadian energy income trusts have cut their distributions by an average of 28 percent while six trusts have increased their distributions by an average of 12 percent.
During this period, we shifted our mix of investments away from upstream assets, and made additional investments in Canadian and other foreign midstream and transportation assets with relatively stable, fee-based cash flows. This approach contributed to our net asset value increase of 28.6 percent from Nov. 01, 2006 to May 31, 2007 and our distribution increase of 7.5 percent.
Canadian oil sands producers are expected to invest more than $100 billion to significantly increase crude oil production over the next several years. We believe Canadian income trusts stand to benefit as they will play a critical role in the expansion of needed pipeline infrastructure to transport crude oil and condensate, which dilutes heavy oil, to the U.S.
U.S. Master Limited Partnerships
Recent valuations in the MLP market reflect anticipated growth, resulting in lower current yields on MLP investments. Increasingly, institutional investors are participating in direct placement transactions which have become the primary method of raising capital for expansion projects and acquisitions. According to Wachovia Securities,(1) institutional investors have absorbed more than 80 percent of this year’s 20 private placement offerings which raised approximately $6 billion.
2007 Semi-Annual Report     1

Through the end of our quarter, average MLP yields decreased to 5.4 percent on May 31, 2007 from 6.3 percent on Dec. 29, 2006.(2) In contrast, the 10-year U.S. treasury bond yield increased to 4.9 percent as of May 31, 2007 compared to 4.7 percent as of Dec. 31, 2006. These rising interest rates have had a minimal impact on MLP performance. Year-to-date, the Wachovia MLP Index total return through May 31, 2007 was 19.5 percent as compared to the FTSE NAREIT Equity REIT Index return of 3.50 percent, the Dow Jones Utility Average Index return of 15.8 percent, and the S&P 500 Index return of 7.9 percent. We believe MLPs remain very attractive relative to REITs and utilities.
Public and private offerings to finance internal growth projects and acquisition activity, and the emergence of oil and gas MLP initial public offerings, contributed to the MLP market capitalization increase to $122.4 billion as of April 11, 2007.(3)
The United States energy consumption is expected to grow by 1.1 percent over the next 25 years,(4) and we estimate that energy infrastructure MLPs will spend around $22 billion on internal projects by 2010 to meet this demand.
In Closing
As pioneers in raising and investing capital in the North American energy infrastructure sector, we believe we are in an advantageous position to react to today’s dynamic energy infrastructure marketplace. As always, our focus on yield, growth and quality will drive every investment decision we make.
Thank you for being our stockholders. Your long-term investment in Tortoise North America is appreciated.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
(1) Wachovia Capital Markets, LLC Equity Research — June 27, 2007
(2) Stifel Nicolaus MLP Weekly Monitor — June 01, 2007
(3) Lehman Bros. MLP Quarterly Monitor Research Report — April 2007
(4) Energy Information Administration — Annual Energy Outlook 2007
...Steady Wins™
2     Tortoise North American Energy Corp.

Summary Financial Information (Unaudited)
Six Months Ended May 31, 2007
Market value per share	$26.91
Net asset value per share	29.56
Total assets	194,453,160
Total net assets	136,360,600
Net unrealized appreciation of investments	26,176,170
Net investment income	1,494,745
Total realized gain	2,252,525
Total return (based on market value)(1)	23.60%
Net operating expenses before leverage costs
as a percent of average total assets(2)	1.08%
Distributable cash flow as a percent of average net assets(3)	5.66%
(1)   See footnote 3 to the Financial Highlights on page 22 for further disclosure.
(2)   Annualized. Represents expenses after fee reimbursement.
(2)   Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
May 31, 2007 (Unaudited)
(Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	Canada	United States	Other Foreign	Total Market Value
Crude/Refined Products Pipelines	$14,242,336	$58,657,131	$—	$72,899,467
Natural Gas Gathering/Processing	40,480,358	—	—	40,480,358
Natural Gas/Natural Gas Liquids Pipelines	4,988,747	28,761,522	—	33,750,269
Oil and Gas Royalty Trusts	15,378,824	—	—	15,378,824
Electric Generation/Services	8,758,906	2,065,000	—	10,823,906
Shipping	—	—	10,129,017	10,129,017
Oil Sands Producers	2,656,250	—	—	2,656,250
Coal	2,310,324	—	—	2,310,324
Propane Distribution	—	955,783	—	955,783
Cash Equivalents	—	2,682,767	456,729	3,139,496
Total Investment Portfolio	$88,815,745	$93,122,203	$10,585,746	$192,523,694
2007 Semi-Annual Report     3

Key Financial Data (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2006
Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$679
Dividends paid in stock	418
Dividends from common stock	27
Distributions received from Canadian trusts	1,298
Interest and dividend Income	371
Foreign tax withheld	(195)
Total from investments	2,598
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	287
Other operating expenses	163
450
Distributable cash flow before leverage costs and current taxes	2,148
Leverage costs(2)	502
Current income tax expense	1
Distributable Cash Flow(3)	$1,645
Dividends paid on common stock	$1,522
Dividends paid on common stock per share	0.330
Payout percentage for period(4)	92.5%
Total assets, end of period	167,486
Average total assets during period(5)	154,185
Leverage Tortoise Notes, Preferred Stock and short-term credit facility(6)	46,650
Leverage as a percent of total assets	27.9%
Net unrealized appreciation, end of period	8,470
Net assets, end of period	117,333
Average net assets during period(7)	114,428
Net asset value per common share	25.44
Market value per common share	21.90
Shares outstanding	4,613
Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	6.69%
Operating expenses before leverage costs and current taxes	1.16%
Distributable cash flow before leverage costs and current taxes	5.53%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.70%
(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, auction agent fees, interest rate swap expense and preferred dividends.
(3)   “Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, and realized and unrealized gains (losses) on settlements of interest rate swap contracts. Net investment income is also reconciled to reflect dividends received as opposed to dividends earned as required by GAAP.
4     Tortoise North American Energy Corp.

2006		2007
Q3(1)	Q4(1)	Q1(1)	Q2(1)

$713	$713	$689	$689
436	476	481	523
77	88	130	156
1,541	1,590	1,565	1,594
275	273	270	273
(232)	(238)	(235)	(240)
2,810	2,902	2,900	2,995

316	325	333	363
163	148	136	134
479	473	469	497
2,331	2,429	2,431	2,498
732	776	762	769
—	—	—	6
$1,599	$1,653	$1,669	$1,723
$1,545	$1,569	$1,614	$1,661
0.335	0.340	0.350	0.360
96.6%	94.9%	96.7%	96.4%
179,510	173,188	174,508	194,453
171,727	176,305	171,900	184,352
55,000	62,000	55,000	55,000
30.6%	35.8%	31.5%	28.3%
13,944	2,254	8,832	29,221
121,257	109,326	116,629	136,361
115,844	114,683	113,376	126,728
26.29	23.70	25.28	29.56
23.31	22.38	23.02	26.91
4,613	4,613	4,613	4,613

6.49%	6.60%	6.84%	6.45%
1.11%	1.08%	1.11%	1.07%
5.38%	5.52%	5.73%	5.38%

5.48%	5.78%	5.97%	5.39%
(4)   Dividends paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   The balance on the short-term credit facility was $2,700,000 as of May 31, 2007.
(7)   Computed by averaging daily values within each period.
(8)   Annualized for periods less than one full year.
2007 Semi-Annual Report     5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
6     Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments include the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage expense, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 4 and 5 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as additional leverage costs.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
2007 Semi-Annual Report     7

Management’s Discussion
(Continued)
Total distributions received from our investments relating to DCF for the 2nd quarter 2007 was approximately $3.0 million, representing a 15.3 percent increase as compared to 2nd quarter 2006 and 3.3 percent increase as compared to 1st quarter 2007. These increases reflect the earnings from investment of proceeds from the issuance of $40 million auction rate notes and $15 million money market preferred shares, and distribution increases from our investments. Total distributions received from investments represented 6.45 percent of average total assets for the 2nd quarter as compared to 6.84 percent for 1st quarter 2007. This change reflects the impact of rising distributions in the numerator, as well as an increase in the market value of our investments in the denominator.
On June 22, 2007, the Canadian government enacted the much awaited law that taxes income and royalty trusts at the corporate income tax rate of 35 percent. The new tax rate becomes effective in January 2011. We have re-evaluated our strategy in light of the expected tax, deployed assets accordingly, and remain convinced that our integrated North American infrastructure investment thesis is intact. Subsequent to the initial proposal by the Canadian Minister of Finance to tax trusts, 20 Canadian energy income trusts have cut their distributions by an average of 28 percent while six trusts have increased their distributions by an average of 12 percent.
As disclosed in Note 14 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of a significant portion of our expected Canadian dividends against changes in future foreign exchange rates.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.07 percent of average total assets for the 2nd quarter 2007 as compared to 1.16 percent for the 2nd quarter 2006 and 1.11 percent for the 1st quarter 2007. Advisory fees increased as a result of growth in total assets.
While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Advisor has agreed to waive an amount equal to 0.20 percent of average monthly managed assets through December 2007. The previous waiver of 0.25 percent of average monthly managed assets expired on October 31, 2006.
Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and revolving credit line, which will vary from period to period as they have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in our long-term leverage costs through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. The all-in weighted average cost of the $55 million in leverage is 5.41 percent with a remaining weighted average swap maturity of approximately 6 3/4years.
As indicated in Note 13 of our Notes to Financial Statements, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or realized or unrealized loss when the fixed rate exceeds LIBOR rate (Tortoise North America pays U.S. Bank the net difference).
8     Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Leverage costs were $769,000 in 2nd quarter 2007, relatively unchanged from 1st quarter 2007.
Distributable Cash Flow
For 2nd quarter 2007, our DCF was approximately $1.7 million, an increase of 4.7 percent as compared to 2nd quarter 2006 and 3.2 percent as compared to 1st quarter 2007. These increases are the net result of changes in distributions and expenses as outlined above. We paid a dividend of $1.7 million, or 96.4 percent of DCF during the quarter. On a per share basis, the fund declared a $0.36 dividend on May 14th, 2007, for an annualized run-rate of $1.44. This is an increase of 9.1 percent as compared to 2nd quarter 2006 and 2.9 percent as compared to 1st quarter 2007.
Taxation of our Distributions
We expect that distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital; and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flows-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Detailed individual tax information will be reported to stockholders on Form 1099 after year-end.
Liquidity and Capital Resources
Tortoise North America had total assets of $194 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 2nd quarter 2007, total assets grew from $175 million to $194 million, an increase of $19 million or 11 percent. This change was primarily the result of an increase in unrealized appreciation of investments of approximately $20 million.
2007 Semi-Annual Report     9

Management’s Discussion
(Continued)
Total leverage outstanding of $55 million is comprised of $40 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and $15 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively. Total leverage represented 28.3 percent of total assets at May 31, 2007. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent of total assets are allowed to facilitate participation in investment opportunities. In this event, we intend to reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We expect to utilize our line of credit to make desirable investments as they become available. As the line of credit balance increases in size, we plan to issue additional Tortoise Notes and/or Preferred Stock to repay the line and provide longer-term capital for our Company.
During 2nd quarter 2007, we entered into a new unsecured credit facility that allows us to borrow up to $15 million. This new credit facility replaces the previous credit facility. As of May 31, 2007, there was no principal balance outstanding on the credit facility. Details of the credit facility are disclosed in Note 10 of our Notes to Financial Statements.
10     Tortoise North American Energy Corp.

Schedule of Investments (Unaudited)
	May 31, 2007
	Shares	Value
Trusts — 62.8%(1)
Canada — 62.8%(1)
Coal — 1.7%(1)
Royal Utilities Income Fund	188,600	$2,310,324
Crude/Refined Products Pipeline — 10.4%(1)
Pembina Pipeline Income Fund	899,100	14,242,336
Electric Generation/Services — 6.4%(1)
Boralex Power Income Fund	303,800	3,065,272
Innergex Power Income Fund	230,000	2,757,247
Northland Power Income Fund	219,900	2,936,387
		8,758,906
Oil and Gas Royalty Trusts — 11.3%(1)
ARC Energy Trust	177,200	3,792,882
Canadian Oil Sands Trust	141,500	4,288,400
Crescent Point Energy Trust	280,000	5,391,060
Enerplus Resources Fund	39,200	1,906,482
		15,378,824
Natural Gas Gathering/Processing — 29.7%(1)
AltaGas Income Trust	468,500	11,631,452
Keyera Facilities Income Fund	870,000	16,230,129
Spectra Energy Income Fund(2)	1,297,550	12,618,777
		40,480,358
Natural Gas/Natural Gas Liquids Pipelines — 3.3%(1)
Enbridge Income Fund	408,200	4,473,634
Total Trusts (Cost $82,304,581)		85,644,382

Common Stock — 5.8%(1)
Canada — 0.4%(1)
Natural Gas/Natural Gas Liquid Pipelines — 0.4%(1)
Enbridge, Inc.	5,900	209,922
TransCanada Corp.	8,300	305,191
		515,113
Republic of the Marshall Islands — 5.4%(1)
Shipping — 5.4%(1)
Capital Product Partners, L.P.	60,115	1,532,933
Seaspan Corp.	199,200	5,912,256
		7,445,189
Total Common Stock (Cost $5,946,757)		7,960,302

2007 Semi-Annual Report     11

Schedule of Investments (Unaudited)
(Continued)
	May 31, 2007
	Shares	Value
Master Limited Partnerships and
Related Companies — 61.2%(1)
United States — 59.2%(1)
Crude/Refined Products Pipeline — 37.4%(1)
Enbridge Energy Management, L.L.C.(3)	273,244	$15,159,586
Kinder Morgan Management, L.L.C.(3)	335,565	17,191,009
Magellan Midstream Partners, L.P.	179,500	8,323,415
NuStar Energy, L.P.	16,500	1,089,990
Plains All American Pipeline, L.P.	117,778	7,296,347
TEPPCO Partners, L.P.	44,577	1,959,159
		51,019,506
Natural Gas/Natural Gas Liquid Pipelines — 21.1%(1)
Energy Transfer Partners, L.P.	134,600	8,237,520
Enterprise Products Partners, L.P.	267,210	8,369,017
ONEOK Partners, L.P.	48,200	3,314,232
TC Pipelines, L.P.	216,951	8,840,753
		28,761,522
Propane Distribution — 0.7%(1)
Inergy, L.P.	26,265	955,783
Republic of the Marshall Islands — 2.0%(1)
Shipping — 2.0%(1)
Teekay Offshore Partners, L.P.	80,258	2,683,828
Total Master Limited Partnerships and
Related Companies (Cost $59,557,425)		83,420,639

Corporate Bonds — 9.1%(1)	Principal
	Amount
Canada — 2.0%(1)
Oil Sands Producers — 2.0%(1)
OPTI Canada, Inc., 8.25%, 12/15/2014(4)	$2,500,000	2,656,250
United States — 7.1%(1)
Crude/Refined Products Pipeline — 5.6%(1)
SemGroup, L.P., 8.75%, 11/15/2015(4)	7,300,000	7,637,625
Electric Generation/Services — 1.5%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	1,027,500
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	1,037,500
		2,065,000
Total Corporate Bonds (Cost $11,895,095)		12,358,875

12     Tortoise North American Energy Corp.

Schedule of Investments (Unaudited)
(Continued)
	May 31, 2007
	Shares	Value
Short-Term Investments — 2.3%(1)
Ireland — 0.3%(1)
Fidelity Institutional Cash Fund, 4.08%(5)(6)	488,425	$456,729
United States — 2.0%(1)
Evergreen Institutional Money Market Fund, 5.20%(5)	2,682,767	2,682,767
Total Short-Term Investments (Cost $3,131,161)		3,139,496
Total Investments — 141.2%(1)
(Cost $162,835,019)		192,523,694
Auction Rate Senior Notes — (29.3%)(1)		(40,000,000)
Interest Rate Swap Contracts — 0.3%(1)
$55,000,000 notional — Unrealized Appreciation, Net (7)		434,605
Forward Foreign Currency Contracts — (0.7%)(1)
Canadian Dollar Currency Contracts — Unrealized Depreciation(8)		(904,651)
Other Assets and Liabilities — (0.5%)(1)		(693,048)
Preferred Shares at Redemption Value — (11.0%)(1)		(15,000,000)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$136,360,600

(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 9 to the financial statements for further disclosure.
(3)   Non-income producing; security distributions are paid-in-kind.
(4)   Security is deemed to be restricted; see Note 8 to the financial statements for further disclosure.
(5)   Rate reported is the 7-day effective yield as of May 31, 2007.
(6)   Value of shares denominated in Canadian dollars.
(7)   See Note 13 to the financial statements for further disclosure.
(8)   See Note 14 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     13

Statement of Assets & Liabilities (Unaudited)
May 31, 2007
Assets
Investments at value, non-affiliated (cost $151,171,532)	$179,904,917
Investments at value, affiliated (cost $11,663,487)	12,618,777
Total investments (cost $162,835,019)	192,523,694
Foreign currency at value (cost $90,579)	90,886
Receivable for Adviser reimbursement	61,667
Interest and dividend receivable	641,730
Unrealized appreciation of interest rate swap contracts, net	434,605
Prepaid expenses and other assets	700,578
Total assets	194,453,160
Liabilities
Payable to Adviser	308,335
Dividend payable on common shares	1,660,550
Dividend payable on preferred shares	31,149
Accrued expenses and other liabilities	187,875
Unrealized depreciation of forward foreign currency contracts	904,651
Auction rate senior notes payable Series A, due April 3, 2046	40,000,000
Total liabilities	43,092,560
Preferred Shares
$25,000 liquidation value per share applicable to 600 outstanding
shares (800 shares authorized)	15,000,000
Net assets applicable to common stockholders	$136,360,600
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and
outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	104,882,263
Accumulated net investment income	—
Undistributed net realized gain on investments, foreign currency
transactions and interest rate swap contracts	2,252,525
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation
of other assets and liabilities denominated in foreign currency	29,221,199
Net assets applicable to common stockholders	$136,360,600
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$29.56
See Accompanying Notes to the Financial Statements.
14     Tortoise North American Energy Corp.

Statement of Operations (Unaudited)
Period from December 1, 2006 through May 31, 2007
Investment Income
Distributions received from master limited partnerships	$1,377,594
Less return of capital on distributions	(1,258,080)
Net distributions from master limited partnerships	119,514
Dividend income from Canadian trusts (including $477,297 from affiliate)	3,184,608
Dividends from common stock	253,411
Dividends from money market mutual funds	56,009
Interest income	488,888
Less foreign tax withheld (including $71,595 from affiliate)	(478,889)
Total Investment Income	3,623,541
Expenses
Advisory fees	870,594
Professional fees	76,908
Administration fees	50,977
Directors’ fees	45,863
Reports to stockholders	28,355
Registration fees	24,666
Custodian fees and expenses	14,959
Stock transfer agent fees	6,581
Other expenses	21,309
Total Expenses before Interest Expense and Auction Agent Fees	1,140,212
Interest expense	1,075,755
Auction agent fees	80,266
Total Interest Expense and Auction Agent Fees	1,156,021
Total Expenses	2,296,233
Less expense reimbursement by Adviser	(174,119)
Net Expenses	2,122,114
Net Investment Income, before Current Tax Expense	1,501,427
Current tax expense	(6,682)
Net Investment Income	1,494,745
2007 Semi-Annual Report     15

Statement of Operations (Unaudited)
(Continued)
Period from December 1, 2006 through May 31, 2007
Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions
Net realized gain on investments	$2,266,362
Net realized gain on interest rate swap settlements	27,797
Net realized loss on foreign currency transactions	(41,634)
Net realized gain on investments, interest rate swap settlements
and foreign currency transactions	2,252,525
Net unrealized appreciation of investments	26,176,170
Net unrealized depreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities
denominated in foreign currency	(777,028)
Net unrealized appreciation of interest rate swap contracts	1,568,337
Net unrealized appreciation	26,967,479
Net Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions	29,220,004
Dividends to Preferred Stockholders	(405,411)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$30,309,338
See Accompanying Notes to the Financial Statements.
16     Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Period from December 1, 2006 through May 31, 2007	Year Ended November 30, 2006
	(Unaudited)
Operations
Net investment income	$1,494,745	$2,811,979
Net realized gain on investments, foreign currency
transactions and interest rate swap settlements	2,252,525	1,462,181
Net unrealized appreciation of investments, foreign
currency, forward foreign currency contracts, translation
of other assets and liabilities denominated in foreign
currency and interest rate swap contracts	26,967,479	1,061,691
Dividends to preferred stockholders	(405,411)	(311,382)
Net increase in net assets applicable to
common stockholders resulting from operations	30,309,338	5,024,469
Dividends and Distributions to Common Stockholders
Net investment income	(1,331,280)	(3,193,658)
Net realized gain	—	(548,670)
Return of capital	(1,943,694)	(2,092,662)
Total dividends and distributions to common stockholders	(3,274,974)	(5,834,990)
Capital Stock Transactions
Underwriting discounts and offering expenses
associated with the issuance of common stock	—	(7,187)
Underwriting discounts and offering expenses
associated with the issuance of preferred stock	—	(307,462)
Net decrease in net assets applicable to common
stockholders from capital stock transactions	—	(314,649)
Total increase (decrease) in net assets applicable to
common stockholders	27,034,364	(1,125,170)
Net Assets
Beginning of period	109,326,236	110,451,406
End of period	$136,360,600	$109,326,236
Accumulated net investment income, at end of period	$—	$241,946
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     17

Statement of Cash Flows (Unaudited)
Period from December 1, 2006 through May 31, 2007
Cash Flows from Operating Activities
Purchases of long-term investments	$(16,300,154)
Proceeds from sales of long-term investments	13,368,005
Proceeds from sales or maturity of short-term investments, net	9,416,915
Distributions received from master limited partnerships	1,377,594
Dividend income from Canadian trusts	2,685,190
Interest and dividend income received	736,962
Interest paid on securities purchased	(1,375)
Purchases of foreign currency, net	(26,917)
Proceeds from interest rate swap settlements	27,797
Interest expense paid	(1,240,178)
Income taxes paid	(8,230)
Operating expenses paid	(1,005,289)
Net cash provided by operating activities	9,030,320
Cash Flows from Financing Activities
Dividends paid to common stockholders	(1,614,424)
Dividends paid to preferred stockholders	(374,262)
Advances from revolving line of credit	5,200,000
Repayments on revolving line of credit	(12,200,000)
Net cash used in financing activities	(8,988,686)
Net increase in cash	41,634
Effect of exchange gains/(losses) on cash	(41,634)
Cash — beginning of period	—
Cash — end of period	$—
18     Tortoise North American Energy Corp.

Statement of Cash Flows (Unaudited)
(Continued)
Period from December 1, 2006 through May 31, 2007
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$30,309,338
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(16,300,154)
Return of capital on distributions received	1,258,080
Proceeds from sales or maturity of short-term investments, net	9,416,915
Proceeds from sales of long-term investments	13,368,005
Net unrealized appreciation of investments and interest rate
swap contracts	(27,744,507)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities
denominated in foreign currency	777,028
Net realized gain on sales and maturities of investments and
foreign currency transactions	(2,224,728)
Accretion of discounts on investments, net	(2,644)
Amortization of debt issuance costs	8,168
Dividends to preferred stockholders	405,411
Changes in operating assets and liabilities:
Increase in foreign currency	(26,917)
Increase in interest and dividend receivable	(80,576)
Increase in prepaid expenses and other assets	(37,433)
Decrease in current tax liability	(1,225)
Increase in payable to Adviser, net of expense reimbursement	28,634
Decrease in accrued expenses and other liabilities	(123,075)
Total adjustments	(21,279,018)
Net cash provided by operating activities	$9,030,320
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     19

Financial Highlights
Period from December 1, 2006 through May 31, 2007
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.70
Public offering price	—
Underwriting discounts and offering expenses associated
with the issuance of common stock	—
Underwriting discounts and offering expenses associated
with the issuance of preferred stock	—
Income from Investment Operations:
Net investment income	0.32
Net realized and unrealized gain on investments	6.34
Total increase from investment operations	6.66
Less Dividends to Preferred Stockholders:
Net investment income	(0.09)
Total dividends to preferred stockholders	(0.09)
Less Dividends to Common Stockholders:
Net investment income	(0.29)
Net realized gain	—
Return of capital	(0.42)
Total dividends to common stockholders	(0.71)
Net Asset Value, end of period	$29.56
Per common share market value, end of period	$26.91
Total Investment Return Based on Market Value(3)	23.60%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$136,361
Ratio of expenses (including current income tax expense)
to average net assets before waiver(4)(5)	3.85%
Ratio of expenses (including current income tax expense)
to average net assets after waiver(4)(5)	3.56%
Ratio of expenses (excluding current income tax expense)
to average net assets before waiver(4)(6)	3.84%
Ratio of expenses (excluding current income tax expense)
to average net assets after waiver(4)(6)	3.55%
Ratio of net investment income (including current income tax expense)
to average net assets before waiver(4)(5)	2.21%
Ratio of net investment income (including current income tax expense)
to average net assets after waiver(4)(5)	2.50%
Ratio of net investment income (excluding current income tax expense)
to average net assets before waiver(4)(6)	2.22%
20     Tortoise North American Energy Corp.

Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005

$23.95	$—
—	25.00

—	(1.31)

(0.07)	—

0.61	0.02
0.55	0.24
1.09	0.26

(0.07)	—
(0.07)	—

(0.69)	—
(0.12)	—
(0.46)	—
(1.27)	—
$23.70	$23.95
$22.38	$25.00
(5.39)%	0%

$109,326	$110,451

3.41%	2.02%

3.09%	1.77%

3.40%	2.02%

3.08%	1.77%

2.14%	0.75%

2.46%	1.00%

2.15%	0.75%
2007 Semi-Annual Report     21

Financial Highlights
(Continued)
Period from December 1, 2006 through May 31, 2007
(Unaudited)
Ratio of net investment income (excluding current income tax expense)
to average net assets after waiver(4)(6)	2.51%
Portfolio turnover rate(4)	7.75%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$40,000
Tortoise Preferred Shares, end of period (000’s)	$15,000
Per common share amount of auction rate senior notes outstanding
at end of period	$8.67
Per common share amount of net assets, excluding auction rate
senior notes, at end of period	$38.23
Asset coverage, per $1,000 of principal amount of auction rate
senior notes and short-term borrowings(7)	$4,784
Asset coverage ratio of auction rate senior notes and short-term borrowings(7)	478%
Asset coverage, per $25,000 liquidation value per share of preferred shares(8)	$252,268
Asset coverage, per $25,000 liquidation value per share of preferred shares(9)	$86,982
Asset coverage ratio of preferred shares(9)	348%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported excluding broker commissions. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)   Annualized for periods less than one full year.
(5)   The Company accrued $6,682, $13,225 and $0 for the period ended May 31, 2007, the year ended November 30, 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for income and excise tax expense.
(6)   The ratio excludes the impact of current income taxes.
22     Tortoise North American Energy Corp.

Year Ended November 30, 2006	Period from October 31, 2005 (1) through November 30, 2005

2.47%	1.00%
12.01%	0.00%
$40,000	—
$15,000	—

$8.67	—

$32.37	—

$3,645	—
365%	—
$210,979	—
$69,083	—
276%	—

(7)   Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(8)   Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by the number of preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(9)   Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2007 Semi-Annual Report     23

Notes to Financial Statements (Unaudited)
May 31, 2007
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
24     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)  market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges related to specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
For the period from December 1, 2005 through November 30, 2006, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.
2007 Semi-Annual Report     25

Notes to Financial Statements (Unaudited)
(Continued)
Subsequent to November 30, 2006, the Company reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $51,800 or $0.011 per share, an increase of approximately $36,300 or $0.008 per share in unrealized appreciation of investments, and an increase in realized gains of approximately $15,500 or $0.003 per share for the period from December 1, 2006 through May 31, 2007.
Subsequent to the period ended February 28, 2007, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on their revised 2007 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $17,800 or $0.0039 per share, a decrease of approximately $1,500 or $0.0003 per share in unrealized appreciation of investments, and an increase in realized gains of approximately $19,300 or $0.0042 per share.
G. Dividends and Distributions to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2006, the Company’s dividends, for tax purposes, were comprised of 58 percent ordinary income (95 percent of which is qualified dividend income), 6 percent long-term capital gain and 36 percent return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year end.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year end.
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
26     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Company generally incurs a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate risk on its leverage and currency risk on a portion of its Canadian dividends. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes or to hedge investment value. All derivative financial instruments are recorded at fair value on the Statement of Assets and Liabilities, with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
2007 Semi-Annual Report     27

Notes to Financial Statements (Unaudited)
(Continued)
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of May 31, 2007, the market value of investments in Canadian, United States and other foreign issues were $88,815,745 (65 percent of net assets), $93,122,203 (68 percent of net assets) and $10,585,746 (8 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. Effective November 1, 2006 through December 31, 2007, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets.
28     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.
As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:
Unrealized appreciation	$2,693,122
Other temporary differences	(197,456)
Distributable earnings	$2,495,666
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2006.
As of May 31, 2007, the aggregate cost of securities for federal income tax purposes was $161,231,381. At May 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $32,216,839 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $924,526.
6. Investment Transactions
For the period ended May 31, 2007, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $16,300,154 and $13,368,005 (excluding short-term and government securities), respectively.
2007 Semi-Annual Report     29

Notes to Financial Statements (Unaudited)
(Continued)
7. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at May 31, 2007 and November 30, 2006.
8. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the principal amount, the acquisition dates, acquisition cost and percent of net assets which the securities comprise.
Company	Security	Principal Amount	Acquisition Dates	Acquisition Cost	Percent of Net Assets
OPTI Canada, Inc.	Corporate Bond	$2,500,000	12/08/06-12/14/06	$2,533,250	1.9%
SemGroup, L.P.	Corporate Bond	7,300,000	11/04/05-2/21/06	7,370,290	5.6
				$9,903,540	7.5%
9. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the affiliate security held by the Company as of May 31, 2007 amounted to $12,618,777, representing 9.3 percent of net assets applicable to common stockholders. A summary of affiliated transactions for the company which was an affiliate at May 31, 2007 or during the period from December 1, 2006 through May 31, 2007 is as follows:
						May 31, 2007
	Share Balance 11/30/06	Gross Additions	Gross Deductions	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Spectra Energy
Income Fund(1)	1,297,550	$ —	$ —	$ —	$ 477,297(2)	1,297,550	$12,618,777
(1)   Formerly Duke Energy Income Fund
(2)   Gross dividend received.
10. Credit Facilities
On August 29, 2006, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing August 29, 2007, with U.S. Bank, N.A. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective.
On April 25, 2007, the Company entered into a new $15,000,000 revolving unsecured committed credit facility, maturing March 21, 2008, with U.S. Bank, N.A. as a lender, agent and lead arranger, and Bank of Oklahoma, N.A. The new credit facility replaces the previous credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent.
30     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The average principal balance and interest rate for the period during which the credit facilities were utilized was approximately $4,200,000 and 6.08 percent, respectively. At May 31, 2007, there was no outstanding borrowing under the credit facility.
11. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. Fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate as of May 31, 2007 was 5.52 percent. The weighted average interest rate for the period ended May 31, 2007 was 5.50 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in the auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company.
12. Preferred Shares
The Company has 800 authorized Money Market Preferred (“MMP”) Shares, of which 600 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Fair value of the MMP Shares approximates the carrying amount because the dividend rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for MMP Shares as of May 31, 2007, was 5.59 percent. The weighted average dividend rate for MMP Shares for the period ended May 31, 2007, was 5.60 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
2007 Semi-Annual Report     31

Notes to Financial Statements (Unaudited)
(Continued)
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
13. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of May 31, 2007, are as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation (Depreciation)
U.S. Bank, N.A.	03/10/16	$10,000,000	5.205%	1 month U.S. Dollar LIBOR	$61,032
U.S. Bank, N.A.	12/23/18	15,000,000	5.065%	1 month U.S. Dollar LIBOR	366,661
U.S. Bank, N.A.	01/02/13	10,000,000	5.250%	1 month U.S. Dollar LIBOR	(12,630)
U.S. Bank, N.A.	04/17/10	20,000,000	5.150%	1 month U.S. Dollar LIBOR	19,542
		$55,000,000			$434,605
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
32     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
14. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the U.S. dollar value of a significant portion of expected Canadian dividends against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of May 31, 2007, are as follows:
Maturity Date	Currency To Receive		Currency To Deliver		Unrealized Depreciation
08/21/07	USD	994,695	CAD	1,125,000	$(58,861)
11/21/07	USD	994,695	CAD	1,125,000	(59,828)
02/21/08	USD	994,695	CAD	1,125,000	(60,394)
05/21/08	USD	994,695	CAD	1,125,000	(60,586)
08/21/08	USD	994,695	CAD	1,125,000	(60,478)
11/21/08	USD	994,695	CAD	1,125,000	(60,374)
02/20/09	USD	994,695	CAD	1,125,000	(60,281)
05/21/09	USD	994,695	CAD	1,125,000	(60,109)
08/21/09	USD	994,695	CAD	1,125,000	(60,374)
11/20/09	USD	994,695	CAD	1,125,000	(60,642)
02/19/10	USD	994,695	CAD	1,125,000	(60,818)
05/21/10	USD	994,695	CAD	1,125,000	(61,079)
08/20/10	USD	994,695	CAD	1,125,000	(60,732)
11/19/10	USD	994,695	CAD	1,125,000	(60,308)
02/21/11	USD	994,695	CAD	1,125,000	(59,787)
					$(904,651)
CAD – Canadian Dollar
USD – U.S. Dollar
15. Subsequent Event
On June 1, 2007, the Company paid a dividend in the amount of $0.36 per share, for a total of $1,660,550. Of this total, the dividend reinvestment amounted to $242,108.
2007 Semi-Annual Report     33

Additional Information (Unaudited)
Stockholder Proxy Voting Results
The annual meeting of stockholders was held on April 13, 2007. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.   To elect H. Kevin Birzer and John R. Graham as Directors of the Company, each to hold office for a term of three years and until his successor is duly elected and qualified.
No. of Shares
(i) H. Kevin Birzer
Affirmative	4,027,787
Withheld	393,366
TOTAL	4,421,153
(ii) John R. Graham*
Affirmative	600
Withheld	0
TOTAL	600
*Only preferred stockholders are entitled to vote on this director.
Charles E. Heath and Terry C. Matlack continued as directors and their terms expire on the date of the 2009 annual meeting of stockholders, and Conrad S. Ciccotello continued as a director and his term expires on the date of the 2008 annual meeting of stockholders.
2.   To grant the Company the authority to sell common shares for less than net asset value, subject to certain conditions.
Vote of Common Stockholders of Record (22 Stockholders of Record as of Record Date)	No. of Recordholders Voting
Affirmative	15
Against	1
Abstain	2
TOTAL	18
Vote of Stockholders	No. of Shares
No. of Shares
Affirmative	1,557,370
Against	146,083
Abstain	45,011
Broker Non-votes	2,672,689
TOTAL	4,421,153
3.   To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2007.
No. of Shares
Affirmative	4,396,208
Against	15,783
Abstain	9,162
TOTAL	4,421,153
Based upon votes required for approval, each of these matters passed.
34     Tortoise North American Energy Corp.

Additional Information (Unaudited)
(Continued)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended May 31, 2007, the aggregate compensation paid by the Company to the independent directors was $49,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corporation’s (the “Company”) actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities for the period from commencement of operations through June 30, 2006 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the fund directors and is available upon request without charge by calling the Company at (866) 362-9331.
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
2007 Semi-Annual Report     35

Additional Information (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
36     Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise North American Energy Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds
Services One Freedom Valley Drive
Oaks, Pa. 19456
CUSTODIAN
U.S. Bank, N.A.
Two Liberty Place
50 S. 16th Street, Suite 2000
Mail Station: EX-PA-WBSP
Philadelphia, Pa. 19102
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYN
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Investment Companies

Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 5/31/07 ($ in millions)
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$194
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,394
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$985
Tortoise Capital Resources	TTO Dec. 2005 (Feb. 2007 – IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Publicly-Traded Securities	$131

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Unless otherwise indicated, information is presented as of May 31, 2007.
Portfolio Managers
Management of the registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Advisor to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer	Director and Chairman of the Board since 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment advisor (1990 – present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989);and Vice President, F. Martin Koenig & Co. (1983- 1986).
Zachary A. Hamel	Secretary from 2005 to April 2007; Senior Vice President since April 2007	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey	Treasurer since November 2005; Senior Vice President since April 2007; Assistant Treasurer from inception in 2005 to November 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).
Terry C. Matlack	Director and Chief Financial Officer since 2005; Assistant Treasurer since November 2005; Treasurer from inception to November 2005; Chief Compliance Officer from inception through May 2006	Managing Director of the Adviser since 2002; full-time Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- 2002). Formerly, President, GreenStreet Capital (1995 - 2001).
David J. Schulte	President and Chief Executive Officer since 2005	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (1993-2002).
Messrs. Birzer and Matlack also serve as directors of Tortoise Energy Capital Corporation (“TYY”), Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Total Return Fund, LLC (“TTRF”), and Tortoise Gas and Oil Corporation (“TGO”), registered closed-end management investment companies, as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that has elected to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYY, TYG, TTO, TTRF and TGO. The Adviser also serves as the investment adviser to TYY, TYG, TTO, TTRF and TGO.
The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of May 31, 2007:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	2	$2,379,095,603	0	—
Other pooled investment vehicles	5	$ 313,624,987	1	$130,900,833
Other accounts	195	$2,109,189,577	0	—
Zachary A. Hamel
Registered investment companies	2	$2,379,095,603	0	—
Other pooled investment vehicles	5	$ 313,624,987	1	$130,900,833
Other accounts	195	$2,109,189,577	0	—
Kenneth P. Malvey
Registered investment companies	2	$2,379,095,603	0	—
Other pooled investment vehicles	5	$ 313,624,987	1	$130,900,833
Other accounts	195	$2,109,189,577	0	—
Terry C. Matlack
Registered investment companies	2	$2,379,095,603	0	—
Other pooled investment vehicles	1	$ 130,900,833	1	$130,900,833
Other accounts	175	$ 243,122,513	0	—
David J. Schulte
Registered investment companies	2	$2,379,095,603	0	—
Other pooled investment vehicles	1	$ 130,900,833	1	$130,900,833
Other accounts	175	$ 243,122,513	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to the Adviser by that other fund. The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.
The Registrant, TYG, TYY, TTO, TTRF and TGO have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy infrastructure company securities meet the Registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the Registrant may compete with such companies or accounts for the same investment opportunities.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the registrant’s or the other accounts’ position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.
Under the Investment Company Act of 1940, the Registrant and its affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Registrant invests. To the extent the Registrant is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Registrant and its affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.
Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or Fountain Capital, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.
Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of June 30, 2007:
Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	None
Kenneth P. Malvey	$10,001-50,000
Terry C. Matlack	$100,001-$500,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/06-12/31/06	0	0	0	0
Month #2 1/1/07-1/31/07	0	0	0	0
Month #3 2/1/07-2/28/07	0	0	0	0
Month #4 3/1/07-3/31/07	0	0	0	0
Month #5 4/1/07-4/30/07	0	0	0	0
Month #6 5/1/07-5/31/07	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a)The Registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise North American Energy Corporation
By (Signature and Title)	/s/ David Schulte
David J. Schulte, President and Chief Executive Officer
Date  July 30, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David Schulte
David J. Schulte, President and Chief Executive Officer
Date  July 30, 2007
By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack, Chief Financial Officer
Date  July 30, 2007